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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

                           United Heritage Corporation
               (Exact name of Registrant as specified in charter)


Utah                                  0-9997               87-0372864
(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                        Identification Number)

                      2 North Caddo Street, P.O. Box 1956,
                           Cleburne, Texas 76033-1956
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (817) 641-3681

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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.          OTHER EVENTS AND REGULATION FD DISCLOSURE

                 See attached summary sheet.

Item 7.          Financial Statements and Exhibits

                 99.     Summary Sheet


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Heritage Corporation


By:     Walter Mize
        ----------------------
        Walter Mize, President

Dated:  May 5, 2003

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                                                                     Exhibit 99.

                                  SUMMARY SHEET

                                                     UNITED HERITAGE CORPORATION
                                      P. O. Box 1956, Cleburne, Texas 76033-1956
 Tel: (817) 477-5324 or (817) 641-3681  Fax: (817) 641-3683 e-mail: uhcp@aol.com


This Summary Sheet is dated May 5, 2003


     Listing:  NASDAQ  (Symbol UHCP)
     Boston Stock Exchange (Symbol UHC)

     Number  of  Shareholders:  5,000

     Number of Shares Issued and Outstanding:                         10,462,410
     Number  of  Shares  Held  by  Officers  &  Directors:             7,832,050
     Number  of  Shares  in  the  Public  Float:                       2,630,360
     Number  of  Shares  in  the  Depository  Trust  Company:          1,763,364

     United Heritage Corporation is, and always has been, current in all SEC and NASDAQ filings.

     Shareholders' equity was $26,102,800 at December 31, 2002. ($2.49 per share.)

     Note: The shareholders' equity of $26,102,800 ($2.49 per share) is "at cost" and does not take into consideration the value of "oil-in-place reserves," "gas remaining in place," or "proven reserves". These reserve estimates are discussed below.

     30,500  LEASEHOLD  ACRES
     ------------------------

     United Heritage Corporation's oil and gas activity, through it's subsidiaries, involves 10,500 leasehold acres in the Val Verde Basin of south Texas and approximately 20,000 acres in the Permian Basin in southeastern New Mexico 30,500 total leasehold acres.

     275  MILLION  BARRELS  OF  OIL  IN  PLACE  (ESTIMATED)
     ------------------------------------------------------

     Oil in place on the above leases is estimated to be in excess of 275 million barrels. (168,770,026 bbl. - Texas. 107,134,252 bbl. - New Mexico.)



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     22,663,000  MCF  GAS  REMAINING  IN  PLACE  (ESTIMATED)
     -------------------------------------------------------

     A reserve study of "remaining in place" gas on the Cato San Andres Unit, the Tom Tom Field, and the Tomahawk Field in New Mexico has estimated the reserves at 22,663,000 MCF gas. The fields are currently producing approximately 500,000 CF/day from a "limited" number of wells.

     As yet, no gas reserves have been established for the Texas property. However, the existence of the Vinegarone, Wildflower, and East Vinegarone fields to the west/northwest of the Texas property and the Snakebite and Hopkins fields to the east/southeast of the property, together with the review of existing seismic data has led geologists/geophysicists to believe that the potential for gas at 8,500' to 10,200' exists.

     PROVEN  RESERVES
     ----------------

     TEXAS:
     On April 20, 2002, United Heritage Corporation received an engineering study of its south Texas oil field which showed proved reserves of 27,404,000 net barrels. (This study was accepted by Weaver and Tidwell, L.L.P., Certified Public Accountants and Consultants, auditors for United Heritage Corporation. Note 14 to the financials of the 10-K for the period ended March 31, 2002, estimates a value of these proven reserves net of future production costs, future development costs, future income tax expense, and less 10% annual discount for estimated timing of cash flows of $90,437,000.) If the appropriate amount of the value of the proven reserves is added to shareholders' equity, at cost, shareholders' unaudited equity is $117,109,347 ($11.19 per share).

     NEW  MEXICO:
     UHC New Mexico Corporation has reviewed an engineering report prepared by Robin B. LeBleu, petroleum engineer, for a previous operator of the Cato San Andres Unit, Kelt Energy, Inc. This report was prepared on the results of a pilot water flood in the northeast portion of the Cato San Andres Unit, and was conducted in an effort to provide estimates of the amount of recoverable oil within the unit utilizing the secondary recovery method of water flooding. Mr. LeBleu had estimated the total remaining recoverable oil from current production methods (primary) and water flooding (secondary) to be 22,101,000 net barrels. Nothing substantial has occurred in the field since this report; therefore, it is considered relevant. However, UHC New Mexico Corporation is seeking a current report estimating "proved reserves". This current report, when received, will be presented to United Heritage Corporation's auditors for their acceptance and approval. At this time no value has been assigned by UHC New Mexico Corporation to "proven reserves".


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     NATIONAL  HERITAGE  SALES  CORPORATION
     --------------------------------------

     A wholly owned subsidiary of United Heritage Corporation, sells the Heritage Lifestyle Products' line of prepackaged, fully seasoned meats (Heritage Lifestyle Lite Beef , Heritage Lifestyle Choice Beef', Heritage Lifestyle Chicken' and Heritage Lifestyle Pork') and the Heritage Lifestyle Lite Beef line of fresh meat products. These products are sold to national and regional grocery chains. The activities of this subsidiary are not compatible with the oil & gas activities of United Heritage Corporation and its other subsidiaries. Accordingly, in the 10-Q filed with the SEC for the period ending September 30, 2001, UHC stated "On August 6, 2001 the Company issued a press release and filed an 8-K with the SEC that stated that the Company is seeking "strategic transactions". One such transaction is the possibility of the spin-off of National Heritage Sales, the subsidiary that purveys HeritageLifestyle Products (TM), to the existing shareholders, or, in the alternative, the sale of all or part of National."

     For additional information see our SEC filings or contact Investor Relations at the Company.

This Summary may include forward-looking statements based on current expectations that involve a number of uncertainties. Details on the factors that could affect United Heritage Corporation's financial results are included in United Heritage Corporation's Securities and Exchange Commission (SEC) filings, including the latest Annual Report on Form 10-K and on its Quarterly Reports on Form 10-Q. Except as otherwise noted, the information included in this Summary Sheet is current as of the date set forth above.


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